UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

BLACKROCK CAPITAL INVESTMENT CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BLACKROCK CAPITAL INVESTMENT CORPORATION

40 EAST 52ND STREET

NEW YORK, NEW YORK 10022

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS

TO BE HELD ON MAY 3, 2022

Notice is hereby given to the owners of shares of common stock (the "Stockholders") of BlackRock Capital Investment Corporation (the "Company," "we," "our" or "us"), that:

The 2022 Annual Meeting of Stockholders of the Company (the "Annual Meeting") will be held on May 3, 2022, at 10:00 a.m. (New York City time), for the following purposes:

1.	To elect two nominees to the Board of Directors (the "Board") of the Company;
2.	To ratify the selection of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2022; and
3.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our Stockholders, employees and our community, the Annual Meeting will be held over the web in a virtual meeting format only. To attend the Annual Meeting please use the following link: https://meetnow.global/M2NWGQA. However, Stockholders will have the same rights in the virtual meeting as they would in in-person meetings.

We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:00 a.m. (New York City time). We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast or listen-only conference call. Technical support will be available starting at 9:30 a.m. on May 3, 2022 and will remain available until thirty minutes after the Annual Meeting has finished. The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.

If you want to submit a question during the Annual Meeting, log into the live webcast at https://meetnow.global/M2NWGQA, type your question into the “Ask a Question” field, and click “Submit.”

A Stockholder who wishes to attend the Annual Meeting must email Computershare at legalproxy@computershare.com, or call Computershare at 866-333-6433, in order to register to attend the Annual Meeting, obtain the password to access the Annual Meeting and verify that you were a stockholder on the record date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on April 26, 2022. Stockholders registering to attend the Annual Meeting will receive a confirmation email regarding registration.

If a Stockholder holds shares through a bank, broker or other nominee (a “Street Name Stockholder”), and wishes to attend and vote at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker or bank included with the proxy materials, or contact your broker or bank to request a legal proxy form. Once you have received a valid legal proxy from your broker, bank or other agent, it should be emailed to Computershare at legalproxy@computershare.com and should be labeled “Legal Proxy” in the subject line or you may call Computershare at 866-333-6433 for further instructions. Please include proof from your broker, bank or other agent of your valid proxy (e.g., an e-mail from a broker or an image of the legal proxy). You will then receive a confirmation of your registration, with a control number, by email from Computershare. Street Name Stockholders who do not provide a valid legal proxy, but provide other satisfactory evidence of their ownership of shares as of the record date for the Annual Meeting, will be able to attend the Annual Meeting as a guest but will not receive a control number and will not be able to vote at the Annual Meeting.

We encourage you to contact the Company at 212-810-5800 from 9:00 a.m. to 6:00 p.m. (New York City time) if you have any questions.

The Board of the Company has fixed the close of business on March 4, 2022 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present via webcast at the Annual Meeting, we urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided, or register your vote by telephone or through the Internet, so you will be represented at the Annual Meeting. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned, postponed or delayed in order to permit further solicitation of the proxies by the Company.

By order of the
Board of the Company

Laurence D. Paredes,
Secretary of the Company
New York, New York
March 16, 2022

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON VIA WEBCAST OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, OR REGISTER YOUR VOTE BY TELEPHONE OR THROUGH THE INTERNET. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE VIRTUALLY, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD, VOTE YOUR SHARES BY TELEPHONE, OR VOTE VIA THE INTERNET, TODAY.

BLACKROCK CAPITAL INVESTMENT CORPORATION

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 3, 2022

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (the "Notice of Annual Meeting"). Much of the information in this proxy statement (this "Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you do not understand, please contact us at 212-810-5800.

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board," each member of which is referred to as a "Director") of BlackRock Capital Investment Corporation (the "Company," "we," "our" or "us"), of proxies to be voted at the 2022 Annual Meeting (the "Annual Meeting") of owners of shares of common stock (the "Stockholders") of the Company and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Annual Meeting. The Annual Meeting will be held on May 3, 2022 at 10:00 a.m. (New York City time). This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being sent to Stockholders on or about March 17, 2022.

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our Stockholders, employees and our community, the Annual Meeting will be held over the web in a virtual meeting format only. To attend the Annual Meeting please use the following link: https://meetnow.global/M2NWGQA. However, Stockholders will have the same rights in the virtual meeting as they would in in-person meetings.

We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:00 a.m. (New York City time). We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast or listen-only conference call. Technical support will be available starting at 9:30 a.m. on May 3, 2022 and will remain available until thirty minutes after the Annual Meeting has finished. The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.

If you want to submit a question during the Annual Meeting, log into the live webcast at https://meetnow.global/M2NWGQA, type your question into the “Ask a Question” field, and click “Submit.”

A Stockholder who wishes to attend the Annual Meeting must email Computershare at legalproxy@computershare.com, or call Computershare at 866-333-6433, in order to register to attend the Annual Meeting, obtain the password to access the Annual Meeting and verify that you were a stockholder on the record date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on April 26, 2022. Stockholders registering to attend the Annual Meeting will receive a confirmation email regarding registration.

If a Stockholder holds shares through a bank, broker or other nominee (a “Street Name Stockholder”), and wishes to attend and vote at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker or bank included with the proxy materials, or contact your broker or bank to request a legal proxy form. Once you have received a valid legal proxy from your broker, bank or other agent, it should be emailed to Computershare at legalproxy@computershare.com and should be labeled “Legal Proxy” in the subject line or you may call Computershare at 866-333-6433 for further instructions. Please include proof from your broker, bank or other agent of your valid proxy (e.g., an e-mail from a broker or an image of the legal proxy). You will then receive a confirmation of your registration, with a control number, by email from Computershare. Street Name Stockholders who do not provide a valid legal proxy, but provide other satisfactory evidence of their ownership of shares as of the record date for the Annual Meeting, will be able to attend the Annual Meeting as a guest but will not receive a control number and will not be able to vote at the Annual Meeting.

WHY IS A STOCKHOLDER MEETING BEING HELD?

To address various proposals that require Stockholder approval.

WHAT PROPOSALS WILL BE VOTED ON?

In the first proposal (the "First Proposal" or "Proposal 1"), Stockholders are being asked to elect the Class III Directors to the Board of the Company.

In the second proposal (the "Second Proposal" or "Proposal 2"), Stockholders are being asked to ratify the selection of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2022.

WILL MY VOTE MAKE A DIFFERENCE?

YES! Your vote is important to the governance of the Company, no matter how many shares you own.

WHO IS ASKING FOR YOUR VOTE?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on May 3, 2022, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page).

HOW DOES THE COMPANY'S BOARD RECOMMEND THAT STOCKHOLDERS VOTE ON THE PROPOSALS?

The Board recommends that you vote "FOR" each Proposal.

WHO IS ELIGIBLE TO VOTE?

Stockholders of record at the close of business on March 4, 2022 are entitled to be present and to vote at the Annual Meeting or any adjournments, postponements or delays thereof. Each share of common stock is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your shares will be voted by the proxyholders at their discretion according to the Board's recommendation.

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES?

Stockholders of record own shares that are registered directly in their name with the Company's transfer agent, Computershare, Inc. The Notice of Annual Meeting, Proxy Statement and proxy card are being sent directly to Stockholders of record by the Company. Stockholders of record have the right to vote virtually at the Annual Meeting or to grant a voting proxy directly to anyone to vote in their place.

Beneficial owners of shares own shares that are held in a stock brokerage account or by a bank or other nominee. The Notice of Annual Meeting, Proxy Statement and proxy card are being forwarded to beneficial owners by their respective broker, bank or other nominee who is considered, with respect to those shares, the Stockholder of record. A beneficial owner has the right to direct its broker, bank or other nominee on how to vote and is also invited to attend the Annual Meeting. A beneficial owner may vote shares by voting in accordance with the Notice of Annual Meeting, by returning a proxy card to the Company or by making an arrangement with its broker, bank or other nominee concerning how such broker, bank or other nominee should vote its shares. A beneficial owner may also vote its shares virtually at the Annual Meeting, if the beneficial owner brings a brokerage statement reflecting its stock ownership as of March 4, 2022, the record date.

HOW DO I VOTE BY PROXY?

Stockholders of record may authorize a proxy to vote on their behalf by mail, as described on the enclosed proxy card. Authorizing a proxy will not limit a Stockholder's right to vote virtually at the Annual Meeting. A properly completed and submitted proxy timely received by the Company before the Annual Meeting will be voted in accordance with the Stockholder's instructions, unless those instructions are subsequently revoked. If the Stockholder authorizes a proxy without indicating voting instructions, the proxyholders will vote the Stockholder's shares at their discretion according to the Board's recommendations. Stockholders of record may also vote either via the Internet or by telephone. The enclosed proxy card includes specific instructions to be followed by Stockholders of record interested in voting via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate a Stockholder's identity and to allow Stockholders to vote their shares and to confirm that their instructions have been properly recorded. Stockholders that vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the Stockholder.

HOW DO I VOTE IF MY SHARES ARE HELD THROUGH A BROKER?

Stockholders who hold shares of common stock through a broker, bank or other nominee must follow the voting instructions provided by the broker, bank or nominee, whichever is the record holder. If a Stockholder holds shares of common stock through a broker, bank or other nominee and the Stockholder wishes to vote virtually at the Annual Meeting, the Stockholder must obtain a legal proxy from the record holder of the Stockholder's shares and present the proxy at the Annual Meeting. If the Stockholder does not vote virtually at the Annual Meeting or does not submit voting instructions to its broker, bank or nominee, the broker, bank or other nominee will not be permitted to vote the Stockholder's shares on non-routine proposals. The First Proposal is considered a non-routine proposal. For non-routine proposals, a broker, bank or other nominee that holds shares in street name on behalf of a Stockholder must receive voting instructions from the beneficial owner of the shares in order for the shares to be voted at the Annual Meeting. Broker non-votes represent those shares held in street name for which the beneficial Stockholder has not provided voting instructions. Since the Second Proposal is a routine proposal, there may be broker non-votes at the Annual Meeting. With respect to the First Proposal, Maureen K. Usifer and James E. Keenan would be elected by the affirmative vote of a plurality of all shares of common stock of the Company present, in person via webcast or by proxy, at the Annual Meeting. When there are two director nominees up for election, as is the case here, a vote by plurality means the two director nominees with the highest number of affirmative votes will be elected, regardless of the votes withheld for the candidates. Therefore, with respect to the First Proposal, withheld votes and broker non-votes, if any, will not be counted towards a nominee's achievement of a plurality. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee cannot vote its shares for the First Proposal. If the beneficial owner signs and returns a proxy or properly executes any materials prepared by the broker, bank or other nominee without indicating voting instructions, the broker, bank or other nominee will vote its shares according to the Board's recommendations.

CAN I REVOKE MY PROXY OR CHANGE MY VOTE?

The Stockholder of record can revoke a proxy at any time before it is exercised at the Annual Meeting by (1) delivering a written revocation notice prior to the Annual Meeting to BlackRock Capital Investment Corporation, Attention: Corporate Secretary, 40 East 52nd Street, New York, New York 10022; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting virtually at the Annual Meeting. If the Stockholder holds shares of common stock through a broker, bank or other nominee, the Stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Attending the Annual Meeting does not revoke a proxy unless the Stockholder also votes virtually at the Annual Meeting.

WHO IS PAYING FOR THE SOLICITATION OF PROXIES?

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, assembling, printing, mailing and posting to the Internet the Notice of Annual Meeting, this Proxy Statement, the proxy card and any additional information furnished to Stockholders. The Company intends to use the services of Georgeson LLC to assist in the solicitation of proxies. The Company expects to pay market rates for such services, with an estimated base fee not to exceed $7,000 plus expenses.

Proxies may also be solicited in person and/or by telephone, mail, facsimile transmission or email by the Directors or our officers and/or the officers or employees of BlackRock Capital Investment Advisors, LLC, the Company's investment advisor (the "Advisor"), or its affiliates. No additional compensation will be paid to the Directors, officers or regular employees for such services.

WHAT VOTE IS REQUIRED TO APPROVE EACH OF THE PROPOSALS?

First Proposal. The affirmative vote of a plurality of all shares of common stock of the Company present at the Annual Meeting, in person via webcast or by proxy, is required to elect each of the nominees as a director. A vote by a plurality means the two nominees with the highest number of affirmative votes, regardless of the votes withheld for the candidates, will be elected.

Second Proposal. The affirmative vote of a majority of all shares of common stock of the Company present at the Annual Meeting, in person via webcast or by proxy, and entitled to vote, is required to ratify the selection of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2022. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company's independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to the Second Proposal.

HOW ARE VOTES COUNTED?

First Proposal. Stockholders may vote "For" or "Withhold." A vote for "Withhold" with respect to a nominee for director will be treated as present for purposes of determining a quorum for the Annual Meeting but will not be counted towards a nominee's achievement of a plurality. Where there are two director nominees up for election, as is the case here, a vote by a plurality means the two nominees with the highest number of affirmative votes, regardless of the votes withheld for the candidates, will be elected. As a result, a "Withhold" vote will have no effect on the First Proposal. If a Stockholder holds shares through a broker, bank or other nominee, the Stockholder's broker, bank or other nominee will not be permitted to exercise voting discretion with respect to the First Proposal. Therefore, if a Stockholder holds shares through a broker, bank or other nominee and the Stockholder does not give its broker, bank or other nominee specific instructions on how to vote and sufficient shares are present at the Annual Meeting for quorum purposes, or the Stockholder does not vote in accordance with the voting instructions on the proxy card, the Stockholder's shares will be treated as present for purposes of establishing quorum, but will not be counted towards a nominee's achievement of a plurality. However, if a Stockholder signs and returns a proxy or properly executes any materials prepared by the broker, bank or other nominee without indicating voting instructions, the broker, bank or other nominee will have the discretion to vote the Stockholder's shares according to the Board's recommendations.

Second Proposal. Stockholders may vote "For," "Against," or "Abstain." A vote to "Abstain" with respect to the Second Proposal will be considered present for the purpose of determining the presence of a quorum and will have the effect of a vote against the Second Proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company's independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to the Second Proposal. If a Stockholder holds shares through a broker, bank or other nominee, the Stockholder's broker, bank or nominee will be permitted to exercise voting discretion with respect to the Second Proposal.

If there appears not to be enough votes to approve any of the Proposals at the Annual Meeting, the Chair of the Annual Meeting or a majority of the Stockholders who are represented in person via webcast or by proxy and entitled to vote at the Annual Meeting may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

HOW MANY SHARES OF THE COMPANY WERE OUTSTANDING AS OF THE RECORD DATE?

The Company had 73,820,093 shares of common stock outstanding at the close of business on the record date. Each share of common stock is entitled to one vote.

WHAT IS A QUORUM FOR PURPOSES OF THE PROPOSALS BEING VOTED ON AT THE ANNUAL MEETING?

The holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting and present in person via webcast or by proxy will constitute a quorum for the Proposals; provided, however, that if there is no contest for the election of Directors, and a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting are not present in person via webcast or by proxy, the holders of one-third of such shares shall constitute a quorum to the extent permitted by applicable law. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned, postponed or delayed in order to permit further solicitation of proxies by the Company.

THE PROPOSALS

FIRST PROPOSAL: TO ELECT THE CLASS III DIRECTORS.

WHO ARE THE NOMINEES FOR CLASS III DIRECTORS?

Maureen K. Usifer and James E. Keenan have been re-nominated for election to the Board at the Annual Meeting. Certain information concerning Ms. Usifer and Mr. Keenan is set forth below. Ms. Usifer has been a Director of the Company since 2005, and Mr. Keenan has been a Director of the Company since 2017.

The Board currently consists of six (6) Directors and is divided into three classes, designated Class I, Class II and Class III. The term of office of one class of Directors expires at each annual meeting of Stockholders on a staggered basis. Each class of Directors holds office for a three-year term. For example, Meridee A. Moore and William E. Mayer stood for re-election as Class II Directors at last year's annual meeting of Stockholders; the Class I Directors, John R. Baron and Jerrold B. Harris are expected to stand for re-election at the Company's 2023 annual meeting of Stockholders; and the Class III Directors, Maureen K. Usifer and James E. Keenan, stand for re-election at this year's annual meeting of Stockholders and if re-elected will serve as Class III Directors. Each Director holds office for the three-year term to which he or she is elected and until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity.

The NASDAQ Global Select Market ("NASDAQ") rules require listed companies, such as the Company, to have a board of directors composed of at least a majority of independent directors. Independent directors are those who are not interested persons of the Company or of the Advisor, for purposes of the 1940 Act (the "Independent Directors"). Section 2(a)(19) of the 1940 Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. As part of its annual assessment of director independence as required under NASDAQ rules, our Board has determined that each of the following Directors are independent: Messrs. Baron, Harris and Mayer, Ms. Usifer and Ms. Moore. Based upon information requested from each Director concerning his or her background, employment and affiliations, our Board has affirmatively determined that none of the Independent Directors has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any Board committee.

Ms. Usifer is nominee for Independent Director and Mr. Keenan is nominee for Interested Director.

Name, Address and Year of Birth(1)(2)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years

Interested Director Nominee: James E. Keenan, CFA (4) 1976

James E. Keenan is Chair of the Board of the Company, Managing Director of BlackRock, Chief Investment Officer and Co-Head of Global Credit and a nominee for Director at the Annual Meeting. Mr. Keenan also serves on BlackRock’s Global Operating Committee, the Executive Committees of BlackRock Alternative Investors and Global Fixed Income, Investment Committees for BlackRock Private Equity Partners and BlackRock Alternative Solutions Group, and BlackRock’s Infrastructure Debt Management Committee. Mr. Keenan leads the strategy for Global Credit platform and is responsible for providing oversight of the investment process and performance, the partnerships with BlackRock's distribution channels, and the team's infrastructure. Mr. Keenan has oversight of the Investment Grade Credit and Sub- Investment Grade Credit businesses, and oversees Leveraged Finance, Hedge Funds, and Private Credit businesses including opportunistic, middle market and specialty finance.

Prior to joining BlackRock in 2004, Mr. Keenan was a Senior High Yield Trader at Columbia Management Group. He began his investment career at UBS Global Asset Management where he was a Trader and Research Analyst from 1998 through 2003. Mr. Keenan earned a BBA degree in finance from the University of Notre Dame in 1998.

		Director since 2017; Term expires 2022.	None(3)	Mr. Keenan serves as a board member of Good Shepherd Services.
Independent Director Nominee: Maureen K. Usifer 1960

Ms. Usifer is a Director of the Company and a nominee for Director at the Annual Meeting. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from May 2017 to September 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from April 2012 until June 2016. From April 2009 until April 2012, Ms. Usifer served as Vice President of Investor Relations with Church & Dwight Co., Inc. ("Church & Dwight"), a major producer of baking soda and consumer products.

From May 2004 until April 2009, she was a senior finance director with Church & Dwight. From October 2001 until May 2004, Ms. Usifer was the Chief Financial Officer for Armkel, LLC a joint venture with Church & Dwight and Kelso & Company, L.P. which encompassed over $400 million in personal care sales. Ms. Usifer was Division Controller of Church & Dwight's Armus joint venture, which encompassed $500 million in laundry sales, from May 2000 through October 2001. From 1996 through 2000, Ms. Usifer was a Senior Finance Manager of Church & Dwight responsible for all of the Arm & Hammer's personal care businesses.  Ms. Usifer received an undergraduate degree in business from St. Michael's College and an M.B.A. in Finance from Clarkson University.

		Director since 2005; Term expires 2022.	None(3)

Ms. Usifer currently serves as a Director of Liberty All Star Funds and serves as chair of the audit committee. Ms. Usifer also currently serves as a trustee of St. Michael’s College and a Director for PC Construction.

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company is c/o BlackRock Capital Investment Corporation, 40 East 52nd Street, New York, New York 10022.
(2)	The Company’s Governance Committee has adopted an internal policy requiring Directors to retire at the age of 75, subject to extensions approved by unanimous vote of the Governance Committee.
(3)	Other than the Company.
(4)	Mr. Keenan is an "interested person" (for purposes of the 1940 Act) of the Company because he is an officer of the Advisor.

Below is information concerning the Directors who are not subject to re-election at the Annual Meeting:

Name, Address and Year of Birth(1)(2)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Independent Directors:
John R. Baron 1957

Mr. Baron is a Director of the Company. Mr. Baron was the Managing Member of Crystal Ridge Partners, LP, a New Jersey based private equity firm. Prior to joining Crystal Ridge Partners, Mr. Baron was a Senior Partner of JP Morgan Partners, LP, a global private equity firm, and its predecessors. Prior to joining the private equity unit in 1995, Mr. Baron previously held senior management positions in banking and investment banking with JP Morgan and its predecessors.

In addition to serving on the board of a number of not-for-profit organizations, Mr. Baron was the Managing Member for Crystal Ridge Partners. Mr. Baron continues as an owner of Big Rock Sports, a leading distributor of hunting and fishing products in North America and served as a director of Big Rock Sports from 2000 to 2021. Mr. Baron is currently an owner and director of Rufus Aviation Fund/BIAero, an aerospace parts business and a director of Data Metrics Technologies, LLC, a proprietary software application company that identifies, reads and cleanses data exported from disparate ERP systems and other data sources. From 2008 to 2019, Mr. Baron was a director of Bronco Manufacturing, a leading manufacturer of spare parts for oil and gas drillings rigs. Mr. Baron received a BS from Lehigh University, an MBA from Fordham University and he completed the Management Corporate Finance program at Harvard University.

		Director since 2013; Term expires 2023.	None(3)

In addition to serving on the board of a number of not-for-profit organizations, Mr. Baron currently serves as a director of Rufus Aviation Fund/BIAero, an aerospace part business and of Data Metrics Technologies, LLC, a proprietary software application company that identifies, reads and cleanses data exported from disparate ERP systems and other data sources. Mr. Baron was a director of Big Rock Sports, a leading distributor and manufacturer of hunting and fishing products in North America from 2000 to 2021. From 2008 to 2019, Mr. Baron was a director of Bronco Manufacturing, a leading manufacturer of spare parts for oil and gas drillings rigs.

Name, Address and Year of Birth(1)(2)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Independent Directors:
Jerrold B. Harris 1942

Mr. Harris is a Director of the Company. Mr. Harris has been retired since 1999.

From 1990 to 1999, Mr. Harris was President and Chief Executive Officer of VWR Scientific Products Corporation (which was acquired by Merck KgaA in 1999). From 1996 to 2007, Mr. Harris was a director of the BlackRock Liquidity Funds.

Mr. Harris was a director of the active exchange-listed funds comprising the BlackRock Closed-End Fund Complex from 2007 to 2017. Mr. Harris was previously a Director of the Delta Waterfowl Foundation and Henry Troemner LLC and is currently a director emeritus of Ursinus College. Mr. Harris earned a B.S. degree from the University of California at Berkeley in 1964.

		Director since 2005; Term expires 2023.	None(3)

Mr. Harris was a director of Henry Troemner LLC, a manufacturer of scientific equipment, from October 2000 to June 2016. In 2013, Mr. Harris became a director of Ducks Unlimited, Inc. (conservation) and Waterfowl Chesapeake (conservation). In 2015, Mr. Harris became a director of Ducks Unlimited Canada (conservation). In 2017, Mr. Harris became a director of Eastern Shore Land Conservancy. Mr. Harris is also a trustee of Ursinus College. From 1996 to 2007, Mr. Harris was a director of the BlackRock Liquidity Funds, and he has previously served as a director of the Delta Waterfowl Foundation. Mr. Harris was a director of the active exchange-listed funds comprising the BlackRock Closed-End Fund Complex from 2007 to 2017.

William E. Mayer Park Avenue Equity Partners 194 Park Avenue Huntington, NY 11743 1940

Mr. Mayer is the lead Independent Director of the Company. Since 1999, Mr. Mayer has been a partner at Park Avenue Equity Partners, L.P. ("Park Avenue"), which he co-founded. From 1996 until the formation of Park Avenue, Mr. Mayer was a founding Partner of Development Capital, which invested in private and public companies. From the fall of 1992 until December 1996, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland. From 1991 to 1992, Mr. Mayer served as a professor and Dean of the Simon Graduate School of Business at the University of Rochester.

Mr. Mayer worked for The First Boston Corporation (now Credit Suisse), a major investment bank, from 1967 to 1990. During his career at The First Boston Corporation, Mr. Mayer held numerous management positions including President and Chief Executive Officer. Mr. Mayer is currently a board member of Hambrecht Partners Holdings, LLC (a financial services firm) and Rosemore, Inc. (a family office). Up until 2021, Mr. Mayer was a director of Premier, Inc. (a healthcare company) and a director of Lee Enterprises (a newspaper company). Mr. Mayer has been a director of numerous public, private and not-for- profit boards over the years. Mr. Mayer is a Trustee of the Aspen Institute. Mr. Mayer holds a B.S. degree and an M.B.A. degree from the University of Maryland.

		Director since 2005; Term expires 2024.	None(3)

Mr. Mayer is currently a board member of Hambrecht Partners Holdings, LLC (a financial services firm) and Rosemore, Inc. (a family office). Mr. Mayer has been a director of numerous public, private and not-for-profit boards over the years. Up until 2021, Mr. Mayer was a director of Premier, Inc. (a healthcare company) and a director of Lee Enterprises (a newspaper company). Mr. Mayer is a Trustee of the Aspen Institute.

Name, Address and Year of Birth(1)(2)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Independent Directors:
Meridee A. Moore 1958

Ms. Moore is a Director of the Company. In 2002, Ms. Moore founded Watershed Asset Management, LLC ("Watershed"). She is currently the Senior Managing Member of Watershed. Prior to founding Watershed in 2002, Ms. Moore was Partner and Portfolio Manager of Farallon Capital Management, L.L.C. Ms. Moore has over 25 years of principal investing experience and serves on the boards of Rayonier, Inc. and Fiduciary Counselling, Inc. Ms. Moore has previously served on the boards for PG&E Corporation and Pacific Gas and Electric Company, its utility and NextGen Climate America, Inc. Ms. Moore received her B.A. from the University of Colorado and her J.D. from Yale Law School.

		Director since 2017; Term expires 2024.	None(3)

Ms. Moore has been a director of numerous public and private corporate and not-for-profit boards over the years. Ms. Moore currently serves as a Director of Rayonier, Inc. and Fiduciary Counselling, Inc., and has previously served as a Director of PG&E Corporation and Pacific Gas and Electric Company, its utility and NextGen Climate America, Inc. Ms. Moore was a Director of Right to Play International from 2008 until 2019, a Director of Peer Health Exchange from 2018 until 2019 and a Director of Family Independence Initiative from 2018 until 2019.

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company is c/o BlackRock Capital Investment Corporation, 40 East 52nd Street, New York, New York 10022.
(2)

The Company's Governance Committee has adopted an internal policy requiring Directors to retire at the age of 75, subject to extensions approved by unanimous vote of the Governance Committee. Messrs. Harris and Mayer are currently serving pursuant to such an extension, which was granted through December 31, 2022. The Governance Committee may grant further extensions to Messrs. Harris and Mayer to allow them to continue to serve beyond such date.

(3)	Other than the Company.

DOES THE BOARD HAVE ANY COMMITTEES?

Yes. The Board has determined that the efficient conduct of the Company's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The Board has created a Governance and Compensation Committee comprised of all of the Independent Directors. The Board has also created an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act") comprised solely of Independent Directors.

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on the Company's website at http://www.blackrockbkcc.com. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing all material aspects of the Company's accounting and financial reporting processes, internal control and audit functions, monitoring the independence and performance of the Company's independent registered public accounting firm, providing a means for open communication among the Company's independent registered public accounting firm, financial and senior management and the Board, reviewing and commenting on preliminary valuation conclusions by independent valuations firms and overseeing compliance by the Company with legal and regulatory requirements. The Audit Committee is presently composed of five persons, including Mses. Usifer (Chair) and Moore and Messrs. Baron, Harris and Mayer, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. The Board has determined that Mses. Usifer and Moore are each an "audit committee financial expert" as defined under Item 407 of Regulation S-K of the Exchange Act. Mses. Usifer and Moore each meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, neither is an "interested person" of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

Governance and Compensation Committee

The Board has a Governance and Compensation Committee. The Governance and Compensation Committee consists of Mses. Usifer and Moore and Messrs. Baron (Chair), Harris and Mayer, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations. The Governance and Compensation Committee operates pursuant to a charter approved by the Board, which is available on the Company's website at http://www.blackrockbkcc.com. The Governance and Compensation Committee performs those functions enumerated in the Governance and Compensation Committee charter including, but not limited to, making nominations for the appointment or election of Independent Directors, reviewing Independent Director compensation, retirement policies and personnel training policies, administering the provisions of the code of ethics applicable to the Independent Directors and determining or recommending to the Board for determination, the compensation of any officers of the Company. Currently, the Company's officers do not receive any direct compensation from the Company.

With respect to nominations to the Board, the Governance and Compensation Committee may consider nominations for the office of director made by Company Stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send a recommendation to the Company's Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of members to the Board or is required by the advance notice provision of the Company's bylaws. For a candidate to be considered by the Governance and Compensation Committee, a Stockholder must submit the recommendation in writing and must include:

•

the name and record address of the Stockholder, the class or series and number of shares of the Company which are owned beneficially or of record by the Stockholder, a description of all arrangements or understandings between the Stockholder and each proposed candidate and any other person or persons (including their names) in connection with which the nomination(s) made by the Stockholder, a representation that the Stockholder intends to appear in person (including via webcast) or by proxy at the meeting to nominate the persons named in its recommendation and any other information relating to the Stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

•

the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Company which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director if elected. The Governance and Compensation Committee may take into consideration the number of shares of the Company's common stock held by the recommending Stockholder and the length of time that such shares have been held. The Governance and Compensation Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Company's activities. In so doing, the Governance and Compensation Committee reviews the size of the Board and the knowledge, experience, skills, expertise and diversity of the Directors in light of the issues facing the Company in determining whether one or more new directors should be added to the Board. The Governance and Compensation Committee believes that the Directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Company. The Director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Directors bring to the Company.

Stockholder recommendations for nominees must set forth the information required by the Company's bylaws, which includes the information described above and must be delivered to or mailed and received at the Company's principal executive office not more than 120 days nor fewer than 90 days in advance of the anniversary date of the immediately preceding annual meeting of Stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the date of the meeting was made, whichever first occurs.

Code of Ethics

The Company has adopted codes of ethics and business conduct which apply to, among others, the Directors, as well as its officers, including its Chief Executive Officer, President, and Chief Financial Officer and Treasurer, or persons performing similar functions (collectively, “Senior Officers”). The Company's codes of ethics and business conduct can be accessed at the Company's website at http://www.blackrockbkcc.com. The Company intends to disclose any amendments to or waivers of required provisions of the applicable codes on the Company's website and as otherwise required by the rules promulgated by NASDAQ and the SEC.

Hedging Transactions

The Company’s codes of ethics and business conduct do not expressly prohibit Directors or Senior Officers from engaging in hedging transactions with respect to its securities.

WHAT QUALIFICATIONS ARE CONSIDERED OF DIRECTOR NOMINEES?

The charter of the Governance and Compensation Committee of the Board provides for evaluating potential director candidates against the knowledge, experience, skills, expertise and diversity that in the Company's view are necessary and desirable for such candidates. The knowledge, experience, skills, expertise and diversity of a director candidate are considered in their totality, and none of the criteria, in isolation, is controlling. The Company believes that the criteria set forth in the Governance and Compensation Committee charter allow for directors who have balanced and diverse experience, skills, attributes and qualifications, which in turn allows the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Each director's background and experience evince the ability to perform his or her duties as a director effectively. In particular, these experiences include the director's education or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Company, other investment companies, public companies, or non-

profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as leadership of standing committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of our Directors and Director Nominees that support the conclusion that they should serve (or continue to serve) as such.

Director	Experiences, Qualifications and Skills

Mr. Keenan

Mr. Keenan’s experience serving in numerous executive and management positions, and his particular expertise in the investment process and performance, the partnerships with BlackRock’s distribution channels, and the team’s infrastructure, provides the Company with a wealth of practical, industry-specific knowledge and leadership. In particular, Mr. Keenan’s experience as Chief Investment Officer and Co-Head of Global Credit provides him with a deep understanding of the market for corporate debt and equity investments. In addition, Mr. Keenan’s positions as a member of the Advisor’s Global Operating Committee, the BlackRock Alternative Investors Executive Committee, Global Fixed Income Executive Committee, Private Equity Partners and Alternative Solutions Group Investment Committees and the Infrastructure Debt Management Committee, and as a Managing Director of the Advisor, provides the Board with a direct line of communication to, and direct knowledge of the operations of, the Advisor.

Mr. Baron

Mr. Baron's expertise in the private equity, banking and investment banking industries provides the Company with an abundance of practical business experience and knowledge. Mr. Baron has served in several senior level management positions, which benefits the Company from a management and leadership perspective. Mr. Baron's past experience as a Managing Member of Crystal Ridge Partners (a private equity firm) provides the Board and the Company with additional insight regarding current private equity trends. In addition, as a director of Rufus Aviation Fund/BIAero and Data Metrics Technologies, LLC, Mr. Baron has a deep understanding of the issues facing manufacturing companies and operating companies generally, which provides the Company with added insight into the operational issues facing its existing and potential portfolio companies. Mr. Baron was a director of Big Rock Sports from 2000 to 2021 and a director of Bronco Manufacturing from 2008 to 2019. Mr. Baron's independence from us and the Advisor enhances his role as Chair of the Board's Governance and Compensation Committee and as a member of its Audit Committee.

Mr. Harris

Mr. Harris's time as President and Chief Executive Officer of VWR Scientific Products Corporation benefits the Company by providing it with additional business leadership and experience, while adding the benefit of Mr. Harris's practical knowledge of the chemicals industry and national and international product distribution. In addition, Mr. Harris's position as a trustee to the BlackRock closed-end fund boards allows him to bring to the Board and the Company the benefit of his experience as a director to other investment companies governed by the 1940 Act. Mr. Harris's previous service on the Board also provides him with a specific understanding of the Company, its operations, and the business and regulatory issues facing business development companies. Mr. Harris's independence from us and the Advisor fosters his role as a member of the Board's Governance and Compensation and Audit Committees. Mr. Harris was a director of the active exchange-listed funds comprising the BlackRock Closed-End Fund Complex from 2007 to 2017 and served as a director of Henry Troemner LLC from October 2000 to June 2016. In 2013, Mr. Harris became a director of Ducks Unlimited, Inc. (conservation) and Waterfowl Chesapeake (conservation). In 2015, Mr. Harris became a director of Ducks Unlimited Canada (conservation). In 2017, Mr. Harris became a director of Eastern Shore Land Conservancy. Mr. Harris previously served as a member of the Finance, Audit and Investment Committee of the board of directors of Delta Waterfowl Foundation, and as a member of the Finance and Investment Committee of the board of trustees of Ursinus College.

Mr. Mayer

Mr. Mayer has served in numerous executive management positions, including Chief Executive Officer at The First Boston Corporation. In addition, Mr. Mayer spent four years as Dean of the College of Business and Management at the University of Maryland, and prior to that was Dean of the Simon Graduate School of Business at the University of Rochester. Mr. Mayer's experience in academia, when coupled with his practical business experience and knowledge, adds a dimension of balance to the Company's governance and provides it with a different kind of business perspective. In addition, Mr. Mayer's leadership and experience at Park Avenue serves to keep the Company abreast of the latest trends in private equity. Mr. Mayer's previous service on the Board also provides him with a specific understanding of the Company, its operations, and the business and regulatory issues facing business development companies. Mr. Mayer's independence from us and the Advisor enhances his service as Lead Independent Director and as a member of the Board's Governance and Compensation Committee as well as its Audit Committee. Mr. Mayer is currently a board member of Hambrecht Partners Holdings, LLC (a financial services firm) and Rosemore, Inc. (a family office). Up until 2021, Mr. Mayer also served as a director of Premier, Inc. (a healthcare company) and Lee Enterprises (a newspaper company).

Director	Experiences, Qualifications and Skills

Ms. Moore

Ms. Moore's many years of public and private principal investing experience as CEO of an SEC registered investment adviser, and her service on the boards of several public and private corporate and non-profit organizations, provides the Company with a broad and diverse knowledge of credit investing, governance and finance. In addition to her role on the board of the Company, Ms. Moore currently serves as a director of Rayonier, Inc., where she serves on the Compensation Committee and Nominating and Corporate Governance Committee, and of Fiduciary Counselling, Inc., and has previously served as a director for PG&E Corporation and Pacific Gas and Electric Company, its utility and NextGen Climate America, Inc. Ms. Moore's role as the founder and Senior Managing Member of Watershed as well as her prior positions as Partner and Portfolio Manager of Farallon Capital Management, L.L.C. also contribute to Ms. Moore's deep understanding of the financial services industry. Moreover, Ms. Moore’s knowledge of financial and accounting matters qualify her as one of the Board's audit committee financial experts. Ms. Moore's independence from us and the Advisor enhances her role as a member of the Board's Governance and Compensation and Audit Committees. Ms. Moore received her B.A. from the University of Colorado and her J.D. from Yale Law School.

Ms. Usifer

Ms. Usifer's role as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, provides invaluable guidance to the Company. From May 2017 to September 2021, Ms. Usifer was a member of The Green Mountain Care Board ("GMCB"). The board of the GMCB are appointed to terms by the Governor of Vermont and regulate health care spending in the State. The GMCB regulates the 14 hospital budgets accounting to approximately $2.5 billion in revenue, insurance rates and the certificate of needs process. From April 2009 until April 2012, Ms. Usifer served as Vice President of Investor Relations with Church & Dwight, a major producer of baking soda and consumer products. In addition, Ms. Usifer's past experience as senior finance director at Church & Dwight and Chief Financial Officer of Armkel, LLC greatly benefits the Company's oversight of its quarterly and annual financial reporting obligations. Moreover, Ms. Usifer's knowledge of financial and accounting matters qualify her as one of the Board's audit committee financial experts, and her in-depth knowledge of consumer goods benefits the Company's investment efforts in this industry. Ms. Usifer's previous service on the Board also provides her with a specific understanding of the Company, its operations, and the business and regulatory issues facing business development companies. Ms. Usifer's independence from us and the Advisor enhances her service as Chair of the Board's Audit Committee and as a member of its Governance and Compensation Committee.

IS THE CHAIR OF THE BOARD AN INTERESTED DIRECTOR?

Yes. Our Directors have been divided into interested Directors and Independent Directors. Interested Directors are interested persons as defined in the 1940 Act. The Board's Chair, James E. Keenan, is an interested Director because he is a Managing Director of BlackRock, Chief Investment Officer and Global Co-Head of Fundamental Credit as well as a member of BlackRock's Global Operating Committee and the BlackRock Alternative Investment Executive Committee. In part because the Company is an externally-managed investment company, the Board believes having an interested chair that is familiar with the Company's portfolio companies, its day-to-day management and the operations of its Advisor enhances, among other things, the Board's understanding of the Company's investment portfolio, business, finances and risk management efforts. In addition, the Board believes that Mr. Keenan's employment with an affiliate of the Advisor better allows for the efficient mobilization of the Advisor's resources at the Board's behest and on its behalf.

IS THERE A LEAD INDEPENDENT DIRECTOR?

Yes, William E. Mayer serves as Lead Independent Director. Mr. Mayer has been a Director of the Company since 2005. The Board of Directors believes that having a Lead Independent Director will allow each director to enjoy more effective, accurate and efficient communication with the Company, the Advisor and management, and will facilitate the timely transmission of information among such parties.

WHAT IS THE BOARD'S ROLE WITH RESPECT TO OVERSIGHT OF THE COMPANY'S RISKS?

As is the case with most business development companies and investment companies, the Company's investment adviser has responsibility for the day-to-day management of the Company, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Board's Chair, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Advisor's portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Advisor regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, business continuity, personal trading, valuation, and investment research. The Board also receives reports from counsel to the Company and the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board's Audit Committee receives periodic communications from the Company's independent registered public accounting firm. The Board interacts with and receives reports from the Company's Chief Compliance Officer in connection with each scheduled meeting and, at least on an annual basis, the Company's Independent Directors meet separately from the Advisor and the Company's management, with the Company's Chief Compliance Officer and independent legal counsel on regulatory compliance matters. The Board's oversight role does not make the Board a guarantor of the Company's investments or activities. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company.

HOW CAN THE COMPANY'S STOCKHOLDERS SEND COMMUNICATIONS TO THE DIRECTORS?

Stockholders and other interested parties may communicate with the Board or any member of the Board by mail addressed to the Board or the Director(s) with whom they wish to communicate by either name or title. All such correspondence should be sent c/o Secretary of the Company at 40 East 52nd Street, New York, New York 10022.

HOW OFTEN DO THE DIRECTORS MEET?

In 2021, the number of meetings held for the full Board totaled five and the number of meetings held for the Audit Committee totaled four. The Governance and Compensation Committee met twice in 2021. During the Company's last full fiscal year, each Director attended at least 75% of the aggregate of (i) all regular meetings of the Board of the Company and (ii) all meetings of all committees of the Board of the Company on which the Director served. The Company requires each Director to make a diligent effort to attend all Board and committee meetings, and encourages, but does not require, Directors to attend the annual meeting of Stockholders.

WHAT ARE THE COMPANY'S DIRECTORS AND OFFICERS PAID FOR THEIR SERVICES?

NASDAQ rules require listed companies, such as the Company, to approve the compensation of the chief executive officer. The Company has not paid, and does not intend to pay, compensation to our executive officers for their service as executive officers of the Company. Our executive officers are employees of, and are compensated by, the Advisor, an affiliate of the Advisor and/or the Company's administrator. The Independent Directors have approved the investment management agreement between the Company and the Advisor and the administration agreement between the Company and its administrator, each as required under the 1940 Act.

The following table shows information regarding the compensation received by the Independent Directors and officers from the Company for the fiscal year ended December 31, 2021. No compensation is paid to directors who are "interested persons" as defined in the 1940 Act.

Name and Principal Position with the Company	Fees Earned From or Paid in Cash by the Company	Pension or Retirement Benefits Accrued As Part of the Company's Expenses(1)	All Other Compensation	Total Compensation From the Company Received by Directors
Independent Directors
John R. Baron, Director	$120,375	None	None	$120,375
Jerrold B. Harris, Director	116,000	None	None	116,000
William E. Mayer, Director	138,500	None	None	138,500
Meridee A. Moore, Director	116,000	None	None	116,000
Maureen K. Usifer, Director	131,000	None	None	131,000
Interested Directors
James E. Keenan, Director and Interim Chief Executive Officer	None	None	None	None
Non-Director Officers
Nik Singhal(2), President	None	None	None	None
Abby Miller(3), Chief Financial Officer and Treasurer	None	None	None	None
Laurence D. Paredes(4), General Counsel and Corporate Secretary	None	None	None	None
Charles C.S. Park(5), Chief Compliance Officer	None	None	None	None

(1)	We do not have a pension or retirement plan or deferred compensation plan, and Directors do not receive any pension or retirement benefits.
(2)	Mr. Singhal is currently an employee of, and compensated by, the Advisor.
(3)	Ms. Miller is currently an employee of, and compensated by, the Advisor.
(4)	Mr. Paredes is currently an employee of, and compensated by, the Advisor.
(5)	Mr. Park is currently an employee of, and compensated by, an affiliate of the Advisor.

As compensation for serving on our Board, each Independent Director received an annual fee of $100,000 in 2021 and the lead Independent Director received an additional annual fee of $22,500. Additionally, each Independent Director receives meeting attendance fees of $2,500 ($1,250 for telephonic attendance) per board meeting and $1,000 ($500 for telephonic attendance) per committee meeting attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with such attendance. In addition, the chair of the audit committee receives an annual fee of $15,000 and the chair of the governance committee receives an annual fee of $5,000 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our Directors and officers.

HOW LARGE A STAKE DO THE DIRECTORS HAVE IN THE COMPANY?

The following table sets forth the dollar range of our common stock beneficially owned by each of our Directors and Director nominees as of March 15, 2022. We are not part of a "family of investment companies" as that term is defined in the 1940 Act.

Name of Director and Director Nominees	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors
John R. Baron	$50,001—$100,000
Jerrold B. Harris	Over $100,000
William E. Mayer	None
Meridee A. Moore	Over $100,000
Maureen K. Usifer	Over $100,000
Interested Directors and Executive Officers
James E. Keenan	Over $100,000

(1)	Dollar ranges are as follows: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; or over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price of $4.09 per share of our common stock on March 15, 2022 on NASDAQ.

WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

The election of each of Ms. Usifer and Mr. Keenan requires the affirmative vote of a plurality of the shares voted. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

HOW DO THE DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE.

* * * * *

SECOND PROPOSAL: TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

Deloitte & Touche LLP ("D&T") has been selected as the independent registered public accounting firm to audit the financial statements of the Company as of and for the Company's fiscal year ending December 31, 2022. D&T was selected by the Audit Committee of the Company and that selection was ratified by the Company's Board, including all of the Independent Directors, by a vote cast in person. The Company does not know of any direct or indirect financial interest of D&T in the Company. A representative of D&T will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.

Fees Incurred by the Company for Deloitte & Touche LLP

Aggregate fees incurred by the Company for the fiscal years ended December 31, 2021 and 2020 for the Company's principal accounting firm, D&T, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates, are set forth below.

	2021	2020
Audit Fees	$397,500	$643,500
Audit-Related Fees	—	55,000
Tax Services Fees	63,000	115,000
All Other Fees	—	—
Total	$460,500	$813,500

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as comfort letters, consents and review of documents filed with the SEC, including certain 8-K filings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees

Tax services fees consist of fees billed for professional services performed by the independent registered public accounting firm's tax personnel for tax compliance. These services include assistance regarding federal, state and local tax compliance except those services specifically related to the audit and review of financial statements.

All Other Fees

Other fees would include fees paid to the independent registered public accounting firm for products and services other than the services reported above.

Audit Committee Policies and Procedures

The Audit Committee operates under a written charter adopted by the Board. Management is responsible for the Company's internal controls and the financial reporting process. D&T, as our independent registered public accounting firm ("Independent Auditors"), is responsible for performing an independent audit of our financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of our Independent Auditors.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services that may be provided by our Independent Auditors. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the Independent Auditors in order to assure that the provision of such service does not impair the Independent Auditors' independence. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement.

Periodically, the Audit Committee reviews and approves all audit, audit-related, tax and all other services that are performed by our Independent Auditors. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority between meetings to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the Independent Auditors to management.

All services described above under "Audit Fees," "Audit-Related Fees," "Tax Services Fees" and "All Other Fees" were pre-approved by the Audit Committee.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933 or the Exchange Act.

Audit Committee Report

The Audit Committee has reviewed the Company's audited financial statements and met and held discussions with management and with D&T, with and without management present, regarding the audited financial statements. Management has represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission. The Audit Committee has also received the written disclosures and the letter from D&T required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T's communications with the audit committee concerning independence, and has discussed with D&T its independence.

Based on the Audit Committee's review and discussions referred to above, including its discussions with management and the independent registered public accounting firm, the Audit Committee's review of the audited financial statements, the representations of management and the report of the D&T to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC. The Audit Committee has also recommended and the Board, including a majority of the Independent Directors, has approved, selecting D&T to serve as the Company's independent registered public accounting firm for the year ending December 31, 2022.

Maureen K. Usifer, Chair

John R. Baron

Jerrold B. Harris

William E. Mayer

Meridee A. Moore

Required Vote

Approval of the Second Proposal requires the affirmative vote of a majority of all shares of common stock of the Company present at the Annual Meeting, in person via webcast or by proxy, and entitled to vote. Abstentions will be considered present for the purpose of determining the presence of a quorum and will have the effect of a vote against the Second Proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company's independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to the Second Proposal.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

* * * * *

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

The cost of soliciting proxies will be borne by the Company. In addition, certain officers, Directors and employees of each of the Company and the Advisor (none of whom will receive additional compensation therefor) may solicit proxies in person and/or by telephone, mail, facsimile transmission or email.

The Company intends to use the services of Georgeson LLC to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated base fee not to exceed $7,000 plus expenses. As the Annual Meeting approaches, certain Stockholders may receive a telephone call from a representative of Georgeson LLC if the Stockholder's votes have not yet been received.

Abstentions and broker non-votes will be counted as shares present at the Annual Meeting but not as votes cast and will not affect the result of the vote on Proposal 1. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company's independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to Proposal 2.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Stockholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Company, by delivering subsequently dated proxies or by attending and voting at the Annual Meeting.

•

The Board of the Company has fixed the close of business on March 4, 2022 as the record date for the determination of Stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Stockholders of the Company on that date will be entitled to one vote for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights, on each matter to be voted on at the Annual Meeting or any adjournments, postponements or delays thereof. The Company had 73,820,093 shares of common stock outstanding at the close of business on the record date.

ADDITIONAL INFORMATION

LEADERSHIP

Officers of the Company and certain officers of the Advisor include:

Name	Position
James E. Keenan	Interim Chief Executive Officer of the Company, and Managing Director of BlackRock
Nik Singhal	President of the Company, and Managing Director of BlackRock
Abby Miller	Chief Financial Officer and Treasurer of the Company, and Director of BlackRock
Laurence D. Paredes	General Counsel and Corporate Secretary of the Company and Managing Director of BlackRock
Charles C.S. Park	Chief Compliance Officer of the Company, Chief Compliance Officer of the Advisor and Managing Director of BlackRock

The term of office of each of the Company's and Advisor's officers is indefinite.

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years
James E. Keenan 1976	See above.

Nik Singhal 1974

Nik Singhal is President of the Company, a Managing Director of BlackRock, and is a member of BlackRock's Global Credit Platform. Mr. Singhal also serves as Director and Chief Executive Officer of BlackRock Direct Lending Corp. Mr. Singhal is responsible for the Company’s business strategy and implementation. Additionally, Mr. Singhal focuses on portfolio construction and management for various funds and is a member of the Investment Committees for the Company and other direct lending funds managed by BlackRock. He was also previously the head of investor relations for the Company. Prior to moving to his current role at BlackRock in 2016, Mr. Singhal was a managing director in the Financial Markets Advisory Group within BlackRock Solutions, where he provided portfolio management and advisory services to clients with a focus on corporate debt, shipping loans, consumer and esoteric asset-backed securities. Prior to joining BlackRock in 2010, Mr. Singhal worked as a senior investment professional at HBK Capital Management in Dallas where he was responsible for originating and managing direct corporate loans and other opportunistic investments. He joined HBK in 2005. Prior to that, Mr. Singhal was a vice president in the Fixed Income Division of Lehman Brothers in New York responsible for structuring and managing principal transactions, primarily focusing on esoteric asset-backed securities and distressed corporate debt. He joined Lehman Brothers in 1998. Mr. Singhal earned a BS degree in Computer Science & Engineering from IIT Delhi in 1995 and an MBA degree from IIM Ahmedabad in 1998.

Abby Miller 1983

Abby Miller is Chief Financial Officer and Treasurer of the Company, a Director of BlackRock and previously served as the Company’s financial controller from September 2017 until her appointment as Chief Financial Officer and Treasurer in November 2020. Prior to joining the Company and BlackRock, Ms. Miller served as executive director, accounting policy and quality assurance, at Rabobank, North America Region, from May 2016 to September 2017 and as assistant controller at Rabobank North America Wholesale business from July 2015 to May 2016. Prior to that, Ms. Miller held various roles as vice president in controllership functions at financial services institutions including Fortress Investment Group and MUFG Americas. Ms. Miller began her career as an auditor at Ernst & Young, where she worked from 2006 to 2012. Ms. Miller earned a BS degree in accounting and finance from Binghamton University’s School of Management in 2006.

Laurence D. Paredes 1968

Mr. Paredes is the General Counsel and Corporate Secretary of the Company. He also serves as General Counsel and Corporate Secretary of BlackRock TCP Capital Corporation and BlackRock Direct Lending Corp. Prior to joining BlackRock in 2008, Mr. Paredes served as Senior Vice President, General Counsel and Corporate Secretary for Porter Novelli, Inc., an Omnicom Group Inc. agency. Before joining Porter Novelli, Inc., Mr. Paredes was with the law firms of Spitzer & Feldman P.C. and Beckman, Millman & Sanders LLP. Mr. Paredes received a B.A. (Economics) from Hobart College and a J.D. from the Benjamin N. Cardozo School of Law. He has previously served as a Trustee of The Frederick Gunn School and Rye Country Day School.

Charles C.S. Park 1967

Charles C.S. Park is Chief Compliance Officer of the Company and Chief Compliance Officer of the Advisor. He also serves as Chief Compliance Officer of BlackRock TCP Capital Corporation and BlackRock Direct Lending Corp. Mr. Park is the Chief Compliance Officer to BlackRock's U.S. Mutual Funds (since 2014), Closed-End Funds (since 2014), and iShares Exchange-Traded Funds (since 2006) (the "Funds") and the Funds' registered investment advisers, the Advisor and BlackRock Fund Advisors. Mr. Park became a Managing Director of BlackRock following the merger of Barclays Global Investors ("BGI") with BlackRock in 2009 (the "Merger"). Prior to the Merger, from 2006, he served as Chief Compliance Officer to BGI's Mutual Funds and iShares Exchange-Traded Funds and their registered investment adviser, Barclays Global Fund Advisors. Prior to joining BGI, Mr. Park was employed by American Century Investments where he served as Chief Compliance Officer from 2004 to 2006 and as Counsel from 1995 to 2004. Mr. Park has a B.A. and a J.D. from the University of Michigan, Ann Arbor.

(1)

Unless otherwise specified, the business address of the Directors and officers of the Company is 40 East 52nd Street, New York, New York 10022, and the business address of the Advisor and officers of the Advisor is 55 East 52nd Street, New York, New York 10055.

INVESTMENT ADVISOR

Our investment activities are managed by the Advisor, a wholly-owned indirect subsidiary of BlackRock, Inc. (together with its subsidiaries, including but not limited to the Advisor, “BlackRock”). BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. At December 31, 2021, BlackRock's assets under management were $10.0 trillion. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31, 2021, the firm had approximately 18,400 employees in more than 30 countries who serve clients in over 100 countries across the globe, providing a broad range of investment management and technology services to institutional and retail clients worldwide.

The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The internal business unit of the Advisor responsible for advising the Company is led by James E. Keenan, Interim Chief Executive Officer and a Managing Director of the Advisor and BlackRock. Mr. Keenan has primary responsibility for the day-to-day management of our portfolio and the investment professionals providing services to the Company. He is supported by the Advisor's team, including 58 dedicated investment professionals as of December 31, 2021, who have extensive experience in fixed income, public equity and private equity investing, and possess a broad range of transaction, financial, managerial and investment skills. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

ORGANIZATION OF THE ADVISOR

The Advisor is organized as a Delaware limited liability company. The Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940. The Advisor is a wholly-owned indirect subsidiary of BlackRock.

ADMINISTRATION AGREEMENT

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the "Administrator"), a subsidiary of BlackRock, under which the Administrator provides administrative services to the Company. The Company reimburses the Administrator for the Company's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company's allocable portion of the cost of certain of its officers and their respective staffs.

PRINCIPAL EXECUTIVE OFFICES

The principal executive office of the Company is located at 40 East 52nd Street, New York, New York 10022. The principal executive office of each of the Advisor and the Administrator is located at 55 East 52nd Street, New York, New York 10055.

PRINCIPAL STOCKHOLDERS

The following table sets forth, at March 15, 2022, information with respect to the ownership of our common stock by each beneficial owner who, insofar as is known to us, owned more than 5% of our outstanding shares of common stock, each Director, our chief executive officer, each of our other executive officers and our Directors and executive officers as a group. Ownership information for the directors and officers or those persons who beneficially own 5% or more of the outstanding shares of our common stock, if any, is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. Unless otherwise indicated, percentage of common stock is based on 73,807,690 shares of common stock outstanding at March 15, 2022. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address(2)	Type of ownership	Shares owned	Percentage of common stock currently outstanding
James E. Keenan(1)	Record and Beneficial	721,629	*%
John R. Baron	Beneficial	21,922	*%
Jerrold B. Harris	Beneficial	150,061	*%
Meridee A. Moore	Beneficial	189,878	*%
William E. Mayer	None	None	*%
Maureen K. Usifer	Record and Beneficial	45,108	*%
Nik Singhal(3)	Beneficial	110,460	*%
Abby Miller	Beneficial	1,058	*%
Charles C.S. Park	None	None	*%
All executive officers and directors as a group (9 persons)	Record and Beneficial	1,240,116	1.68%
Ares Management LLC(4)	Beneficial	5,140,256	6.96%
Radcliffe Capital Management, L.P.(5)	Beneficial(5)	5,958,388	7.47%(6)
RGC Management Company, LLC(5)	Beneficial(5)	5,958,388	7.47%(6)
Steven B. Katznelson(5)	Beneficial(5)	5,958,388	7.47%(6)
Christopher L. Hinkel(5)	Beneficial(5)	5,958,388	7.47%(6)

*	Represents less than 1%.
(1)

231,626 shares represent phantom shares. A phantom share is the economic equivalent of one share of common stock and, subject to the applicable vesting requirements, becomes payable in cash. These phantom shares vest in equal installments on each of the first three anniversaries of the award.

(2)	The address for all our officers and Directors is c/o BlackRock Capital Investment Corporation, 40 East 52nd Street, New York, NY 10022.
(3)

The amount of beneficial ownership of our shares by Mr. Singhal contained herein includes 103,235 shares owned directly and 7,225 shares owned indirectly. Out of the 103,235 shares owned directly, 28,317 represent phantom shares.

(4)	Based on Schedule 13F filed with the SEC on February 14, 2022. The address for Ares Management LLC is 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.
(5)

In a Schedule 13G/A filed with the SEC on February 14, 2022, Radcliffe Capital Management, L.P., RGC Management Company, LLC, Steven B. Katznelson and Christopher L. Hinkel (collectively, the "Reporting Persons") reported that, as of December 31, 2021, they had shared voting and dispositive power of 5,958,388 shares of our common stock. According to the Schedule 13G/A, all securities reported therein are owned by advisory clients of Radcliffe Capital Management, L.P. and none of such advisory clients individually owns more than 5% of our outstanding shares of common stock. The Reporting Persons disclaim beneficial ownership of the securities reported in the Schedule 13G/A. The address of the Reporting Persons is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(6)	The percentage reported in the table reflects the issuance of an additional 5,958,388 shares of common stock that would be issuable upon the conversion of our 5.00% Convertible Notes due 2022.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into an investment management agreement with the Advisor, under which the Advisor, subject to the overall supervision of our Board, manages our day-to-day operations, and provides investment advisory services to us. For providing these services, we have agreed to pay the Advisor a management fee based on our total assets and an incentive fee based on our investment performance, plus reimbursement of certain expenses incurred by the Advisor. Our executive officers and Directors and the employees of the Advisor and certain of its affiliates, as well as members of the investment committee, serve or may serve as investment advisors, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds managed by our affiliates. We note that any affiliated investment vehicle currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisors affiliated with the Advisor. However, the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so.

Pursuant to the terms of the administration agreement, BlackRock, through the Administrator (a wholly owned subsidiary of BlackRock), provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

From time to time, we may invest in transactions in which our Directors and officers or the officers and employees of the Advisor and/or certain of its affiliates have a pecuniary interest. With respect to any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company, any other applicable laws, the conditions of an exemptive order we received from the SEC that permits us to enter into joint transactions with certain affiliates of the Company and our written policies and procedures concerning affiliated transactions. Depending on the extent of the individual's pecuniary interest, the Advisor will disclose the interest to its investment committee, our senior management and our Board and may, among other actions, seek the Board's approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board, the Advisor and its investment committee with respect to the transaction.

FINANCIAL STATEMENTS AND OTHER INFORMATION

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR MOST RECENT ANNUAL REPORT AND THE MOST RECENT QUARTERLY REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 40 EAST 52ND STREET, NEW YORK, NEW YORK 10022 (TELEPHONE NUMBER 212-810-5800) OR GEORGESON LLC, THE COMPANY'S PROXY SOLICITOR (TELEPHONE NUMBER 1-866-316-3922).

We periodically update performance and certain other data for Company in the "Investors" section of our website which can be found at http://www.blackrockbkcc.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Company.

DELINQUENT SECTION 16(A) REPORTS

Pursuant to Section 16(a) of the Exchange Act, the Company's Directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its officers and directors and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2021, except that, as a result of administrative oversight: Nik Singhal was late in filing a Form 4 related to the grant and vesting of phantom share grants; and Abby Miller was late in filing a Form 4 related to the vesting of phantom share grants. A phantom share is the economic equivalent of one share of common stock and, subject to the applicable vesting requirements, becomes payable in cash.

DIVIDEND REINVESTMENT PLAN

On March 6, 2018, the Company amended its dividend reinvestment plan (the "Plan"). Under the terms of the amended Plan, if the Company declares a dividend or determines to make a capital gain or other distribution, the reinvestment plan agent will acquire shares for the participants' accounts, depending upon the following circumstances, (i) through receipt of additional unissued but authorized shares from the Company ("newly issued shares") and/or (ii) by purchase of outstanding shares on the open market or on the Company's primary exchange ("open-market purchases"). If, on the last quarterly dividend payment date, the last quarterly net asset value per share ("NAV") is equal to or less than the closing market price per share on such dividend payment date (such condition often referred to as a "market premium"), the reinvestment plan agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the greater of (i) the NAV or (ii) 95% of the closing market price on such dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a "market discount"), the reinvestment plan agent may, upon notice to the reinvestment plan agent from the Company, either (a) invest the distribution amount in newly issued shares on behalf of the participants or (b) invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. In the event that the Company elects to have the reinvestment plan agent invest the dividend amount in newly issued shares on behalf of the participants, the number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the market price on the dividend payment date. In the event that the Company elects to have the reinvestment plan agent invest the dividend amount in shares acquired on behalf of the participants in open-market purchases, the number of shares issued to each participant will be determined by dividing the dollar amount of the dividend by the weighted average price per share (including any applicable brokerage commissions) for all shares purchased by the reinvestment plan agent in the open market in connection with the dividend. The reinvestment plan agent will have until the last business day before the next date on which the shares trade on an "ex-distribution" basis or 30 days after the distribution payment date, whichever is sooner (the "last purchase date"), to invest the distribution amount in shares acquired in open-market purchases. If the reinvestment plan agent is unable to invest the full dividend amount in open-market purchases on the last purchase date, the reinvestment plan agent shall invest any uninvested portion in newly issued shares at the closing market price per share on the last purchase date. If the market discount shifts to a market premium based on the closing market price per share at any day during the purchase period, the reinvestment plan agent shall cease making open-market purchases after such day and invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the process described under the market premium condition with the date of such shift from market discount to market premium substituting for the dividend payment date. In either of the above scenarios where a combination of open-market purchases and newly issued shares is used to fulfil the Plan's requirements, the number of shares issued to each participant will be determined by dividing the dollar amount of the dividend by the weighted average of the two methods including any applicable brokerage commissions. On March 7, 2018, the Company filed a Form 8-K with the SEC concerning the amended Plan. You may access the Form 8-K filing and the Plan at http://www.sec.gov or http://www.blackrockbkcc.com.

On May 13, 2020, the Company adopted further amendments to the Plan. Under the terms of the amended Plan, if the Company makes a Cash/Stock Distribution, each stockholder will be required to elect whether to receive the distribution in cash or in shares of the Company's common stock (“Common Shares”), pursuant to such notices, forms or other documentation as may be provided to the stockholder by the Company (the “Election Forms”). If the stockholder is a Plan participant and elects to receive the Cash/Stock Distribution in cash, the stockholder will be deemed to have elected not to participate in the Plan solely with respect to such Cash/Stock Distribution and will receive the distribution in cash subject to any rules applicable to the distribution that may limit the portion of the distribution the Company is required to pay in cash. If the stockholder is a Plan participant and elects to receive the Cash/Stock Distribution in stock, the stockholder will receive the distribution in newly issued Common Shares. The number of newly issued Common Shares credited to the stockholders' account in either case will be determined by dividing the dollar amount of the distribution (or portion of the distribution to be paid in Common Shares) by the price per Common Share determined in accordance with the Election Forms rather than pursuant to the formula(s) otherwise applicable under the Plan. This feature of the Plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. Also, we may be limited in our ability to make distributions due to the asset coverage test applicable to us as a BDC under the 1940 Act and due to provisions in our existing and future debt arrangements. On May 15, 2020, the Company filed a Form 8-K with the SEC concerning the amended Plan. You may access the Form 8-K filing and the Plan at http://www.sec.gov or http://www.blackrockbkcc.com.

PRIVACY PRINCIPLES OF THE COMPANY

We are committed to maintaining the privacy of Stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our Stockholders, although certain non-public personal information of our Stockholders may become available to us. We do not disclose any non-public personal information about our Stockholders or former Stockholders to anyone, except as permitted by law or as is necessary in order to service Stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about the Stockholders to employees of the Advisor with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our Stockholders.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the Company's proxy statement in connection with the Company's 2023 annual meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us at our principal executive offices by Thursday, November 17, 2022.

Stockholders who do not wish to submit a proposal for inclusion in the Company's proxy statement and form of proxy for the 2023 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2023 annual meeting in accordance with the Company's bylaws. The Company's bylaws require that advance notice be given to the Company in the event a Stockholder desires to transact any business from the floor at an annual meeting of Stockholders, including the nomination of Directors. Notice of any such business must be in writing and received at the Company's principal executive office between Tuesday, January 3, 2023 and Thursday, February 2, 2023.

In order to be considered timely, such notice shall be delivered to the Company's Secretary at the principal executive office of the Company and shall set forth all information required under the Company's bylaws.

Copies of the Company's bylaws are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. The Company will also furnish, without charge, a copy of its bylaws to a Stockholder upon request. Such requests should be directed to the Company at 40 East 52nd Street, New York, New York 10022, or by calling 212-810-5800.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those Stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for Stockholders and cost savings for companies.

A number of brokers with account holders who are the Company's Stockholders will be "householding" the Company's proxy materials. A single Proxy Statement will be delivered to multiple Stockholders sharing an address unless contrary instructions have been received from the affected Stockholders. If you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and annual report at their addresses and would like to request "householding" of their communications should contact their brokers.

Please note that only one Proxy Statement and annual report may be delivered to two or more Stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and annual report or for instructions as to how to request a separate copy of this document and annual report or as to how to request a single copy if multiple copies of this document and annual report are received, Stockholders should contact the Company at the address and phone number set forth below.

Requests should be directed to the Company at 40 East 52nd Street, New York, New York 10022 (telephone number 212-810-5800). Copies of these documents may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 3, 2022

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at the Company's web site at:

http://www.blackrockbkcc.com.

OTHER MATTERS

The management of the Company knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

/s/ JAMES E. KEENAN James E. Keenan
Interim Chief Executive Officer

March 16, 2022

BLACKROCK CAPITAL INVESTMENT CORPORATION	Electronic Voting Instructions

IMPORTANT ANNUAL MEETING INFORMATION	Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 PM, Eastern Time, on May 2, 2022.

Vote by Internet

• Go to www.envisionreports.com/BKC

• Follow the steps outlined on the secure website

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒	• Follow the instructions provided by the recorded message

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposal — The Board of Directors recommends a vote FOR the listed nominees and FOR the following proposals.

1. Election of Directors:	01 – Maureen K. Usifer	02 – James E. Keenan

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐ For All EXCEPT- To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

2. To ratify the selection of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the year ending December 31, 2022.	For Against Abstain ☐ ☐ ☐

B Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

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Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2021 Annual Report on Form 10-K are available at:

www.envisionreports.com/BKC

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — BlackRock Capital Investment Corporation

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 3, 2022

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles C.S. Park and Laurence D. Paredes, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of Common Stock of BlackRock Capital Investment Corporation (the "Company") held of record by the undersigned on March 4, 2022 at the Annual Meeting of Stockholders of the Company to be held on May 3, 2022 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THE ANNUAL MEETING.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.